UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

ASB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	001-35279	45-3463413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11 Church Street, Asheville, North Carolina 28801

(Address of principal executive offices) (Zip Code)

(828) 254-7411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, the stockholders of ASB Bancorp, Inc. (the “Company”) approved the ASB Bancorp, Inc. 2012 Equity Incentive Plan (the “Plan”). Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 12, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 24, 2012. As of the April 5, 2012 record date, there were 5,584,551 shares of common stock outstanding, all of which were entitled to vote. There were 5,133,155 shares present in person or by proxy.

(b) The final vote results for each of the matters submitted to a vote of stockholders at the annual meeting were as follows:

1.	The stockholders elected the following individuals as directors of the Company, each to serve for a three-year term or until their respective successors have been elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
John B. Dickson	4,008,303	232,400	892,452
John B. Gould	4,130,513	110,190	892,452
Dr. Kenneth E. Hornowski	4,128,513	112,190	892,452

2.	The stockholders approved the ASB Bancorp, Inc. 2012 Equity Incentive Plan by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,923,630	269,523	47,550	892,452

3.	The stockholders ratified the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,047,580	35,175	50,400	Not applicable

(c) Not applicable.

(d) Not applicable.

Item 7.01	Regulation FD Disclosure.

Beginning May 25, 2012, ASB Bancorp, Inc. (the “Company”), the holding company for Asheville Savings Bank, S.S.B., will make available and distribute to analysts and prospective investors the slide presentation made at the Company’s annual meeting on May 24, 2012. The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted to the Company’s website on May 25, 2012. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.

Date: May 25, 2012	By:	/s/ SUZANNE S. DEFERIE
Suzanne S. DeFerie
President and Chief Executive Officer

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